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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 21, 1997


                                   HUBCO, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

               1-10699                              22-2405746
       ------------------------        ---------------------------------
       (Commission File Number)        (IRS Employer Identification No.)

                            1000 MacArthur Boulevard
                            Mahwah, New Jersey 07430
                    (Address of principal executive offices)

                                 (201) 236-2630
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

                  HUBCO, INC., on April 21, 1997, issued a press release announcing its quarterly cash dividend of $.19 per common share, payable June 2, 1997 to stockholders of record May 12, 1997. HUBCO also declared a quarterly cash dividend of $6.31 per share, for Series B Preferred Stock, payable June 2, 1997 to stockholders of record as of May 12, 1997. The press release is attached as an Exhibit to this Form 8-K.

                  HUBCO is a bank holding company headquartered in New Jersey, whose principal operating subsidiaries are HUB, which operates 58 branches in Northern New Jersey, and Lafayette American Bank, which operates 27 banking offices located mainly in Fairfield and New Haven Counties in Connecticut.


Item 7.   Exhibits

     99(a)     Press Release dated April 21, 1997


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HUBCO, INC.

Dated: April 22, 1996              By: /S/ D. LYNN VAN BORKULO-NUZZO
                                       -----------------------------
                                       D. Lynn Van Borkulo-Nuzzo,
                                       Executive Vice President


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                                INDEX TO EXHIBIT


Exhibit No.              Description
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     99(a)               Press Release dated April 21, 1997